1Q14 Financial and operating results for the period ended March 31, 2014 April 28, 2014 Unless otherwise specified, comparisons in this presentation are between 1Q14 and 1Q13. Exhibit 99.3

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on April 28, 2014, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, loss on reinsurance transaction, net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, corporate interest expense, loss on extinguishment of debt and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 4

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 5  Continued sustainable, profitable growth  Maintained strong financial position  Returned capital to shareholders  CLIC transaction on track for mid-year close  Moody’s upgraded debt ratings, maintained positive outlook 1Q14 Summary CNO

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 6  Agent productivity  Branch and geographic expansion  New product development  Worksite platform  Operating efficiencies  Customer Experience Investments Driving Growth Investment Breakdown Plan to Invest $45 - $55 million in Key Initiatives in 2014 to Continue Driving Above Industry Growth Rates Growth in Business Back Office Efficiencies & Capabilities Agent Growth and Expansion Customer Experience / Brand Awareness New Products and Market Reach ($ millions) 1Q14 1Q13 LTM NAP $420 $395 LTM Collected Premium* $2,403 $2,351 Bankers Life Annuities Average Liabilities $7,446 $7,285 * Includes Bankers Life (excluding annuities), Washington National Supplemental Health and Colonial Penn CNO Key Initiatives

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 7 1Q14 Sales and Distribution Results  Sales up 4% – Driven by life and annuity – Partially offset by LTC  Strong agent productivity, up 7% – Improved agent retention  Collected premiums up 2% Bankers Life * MA/PDP sales are excluded from NAP in all periods. ($ millions) Quarterly NAP* Med Advantage Policies Issued 771 2,312 1,729 16,814 1,075 Trailing 4-Quarters NAP $246.9 $250.6 $255.5 $260.1 $262.7 Collected Premiums $590.2 $599.4 $600.3 $640.3 $600.0 Trailing 4-Quarters Med Advantage Fee Income, Net $7.5 $8.2 $8.9 $9.1 $9.8 1Q13 $60.5 2Q13 $63.2 3Q13 $62.5 4Q13 $73.9 1Q14 $63.1

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 8 Washington National 1Q14 Sales and Distribution Results ($ millions) * Total producing agents includes appointed agents with $1000 or more of NAP in the prior 12 months Quarterly NAP Trailing 4-Quarters NAP $87.1 $88.1 $90.6 $94.0 $95.4  Sales up 7% ‒ PMA up 8% ‒ Worksite up 5%  Growth in PMA agent force ‒ Strong recruiting ‒ Producing agents* up 10%  Supplemental health collected premiums up 5% Supplemental Health Collected Premiums $120.3 $121.9 $122.7 $126.4 $125.9 1Q13 $20.6 2Q13 $23.3 3Q13 $23.9 4Q13 $26.2 1Q14 $22.0

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 9  Sales down 1% ‒ Challenges in 4Q13 impacted January  Significant improvement in February and March ‒ Combined, sales up 9%  Strong in-force growth ‒ Collected premiums up 7% ‒ In-force EBIT up 17% 1Q14 Sales and Distribution Results Colonial Penn ($ millions) Quarterly NAP Trailing 4-Quarters NAP $61.3 $61.5 $61.8 $62.2 $62.0 Collected Premiums $57.2 $57.4 $58.6 $58.5 $61.0 1Q13 $17.0 2Q13 $15.8 3Q13 $15.4 4Q13 $14.0 1Q14 $16.8

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 10 Business Investments Delivering Results  Sales force automation and new CRM tools  Advanced life sales training  Revised branding and digital marketing  Grow Financial Advisor program  Patriot program growth  Lead generation diversification  Web/digital strategy  Telesales productivity improvements Investments expected to yield sales growth of 6% - 8% in 2014  Worksite distribution expansion  New product introductions  Grow owned agency distribution  Individual distribution geographic expansion

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 11 1Q14 Consolidated Financial Highlights CNO  Earnings ‒ In aggregate, core earnings drivers continued to perform within expected ranges ‒ Strength in Medicare supplement, life mortality and annuity margins ‒ Normalized LTC and supplemental health benefit ratios slightly elevated ‒ OCB segment revisions and estimated loss on sale reflected in 1Q earnings  Capital & Liquidity ‒ RBC of 427% and holding company leverage at 17.6% ‒ Generated capital of over $100mm in the quarter, ~$60mm up to the holding company ‒ Holding company liquidity and investments $306mm ‒ Deployable capital of ~$160mm exclusive of anticipated CLIC proceeds  Capital Deployment ‒ Deployed ~$60mm in the quarter - Repurchased $41mm of securities, paid $13mm in common stock dividends and paid down $13mm of debt

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 12 After closing, Bankers Life results will reflect the business recaptured from Wilton Re. Transition services agreement begins with revenue less expenses reported as a non- operating item, largely offsetting. Historical Periods (Pre 2014) 2014 Pre-CLIC Sale Post CLIC Sale & Go-Forward Washington National results adjusted to include the retained OCB business. OCB segment includes LTC business and residual overhead. CLIC business being sold excluded from operating earnings OCB residual overhead primarily allocated to Bankers Life and Washington National. There is no longer an OCB segment. CLIC business being sold excluded from operating earnings Revised Q1 Financial Reporting CNO CLIC Transaction Update  Estimated loss on sale of $298mm recorded in 1Q and consistent with previous guidance  At closing anticipate proceeds in the $220 - $230mm* range and recapture of Bankers Life traditional life business for $28mm  CLIC earnings being sold in line with pro forma $0.04/share dilution when normalized and incorporating life recapture and 3% assumed reinvestment rate on proceeds * Purchase price is subject to certain adjustments reflecting the performance of the business from December 31, 2013 through closing.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 13 $3.0 $(3.6) $(0.4) $3.8 $(3.0) $(5.4) $1.2 $(4.2) $(4.1) $(6.2) $(7.3) $(7.2) $(5.7) $(7.4) $71.3 $76.6 $80.6 $79.8 $84.2 $34.0 $34.3 $33.0 $37.8 $31.1 1Q13 2Q13 3Q13 4Q13 1Q14 Corporate CP OCB** BLC WN ($ millions) * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. ** OCB in prior quarters reflects losses from LTC reinsured and residual overhead expense allocated to Washington National and Bankers Life beginning 1Q14. No longer reporting on OCB beginning 1Q14. Segment Earnings 1Q14 Notable Items $95.6 Segment EBIT Excluding Significant Items*  1Q14 results reflect allocation of residual OCB overhead of ~$5mm primarily to Bankers Life and Washington National  Favorable Med supp, life and annuity margins in Bankers with elevated LTC benefit ratios  Colonial Penn results reflect seasonal elevated ad spend  Corporate and Washington National in line with expectations CNO $101.3 1Q13 243.5mm Weighted Average Diluted Shares Outstanding 1Q14 220.3mm $103.3 $109.9 $106.1 (a) (a) Equivalent common shares of 5.8mm were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q14.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 14 $3.3 $7.4 $10.7 $0.6 $2.9 $8.1 $11.9 Investment Results Unadjusted for CLIC Operations Being Sold CNO ($ millions) Earned Yield*: 5.89% 5.88% 5.86% 5.85% 5.88% New Money Rate: 5.09% 5.13% 4.93% 5.01% 5.17% Average Invested Assets and Cash  1Q14 new money rate reflects tactical allocation strategy, offset by lower rates as well as tightening spreads in most sectors  1Q14 asset balances reflect LTC reinsurance transaction Realized Gains, Losses and Impairments $18.6 $11.2 $13.5 $3.3 $8.0 $13.6 Gross Realized Gains Gross Realized Losses Impairments  1Q14 Net realized gains and losses primarily impacted by OCB LTC transaction. Excluding the impact of this transaction, activity remained stable, reflecting emphasis on limiting portfolio turnover.  Impairments concentrated in legacy investments in private companies 1Q13 2Q13 3Q13 4Q13 1Q14 * Earned Yield excludes floating rate FHLB Pre-Pay / Call / Make- whole Income: $7.1 $1.7 $4.3 $5.0 $2.3 $25.5 $10.5 $45.6 $22.2 $9.5 $30.1 $16.0 $15.5 Realized Gains and Losses on OCB LTC sales $24,850 CLIC assets being sold $4.4 $5.9 $1.1 $1.3 $24,986 $24,861 $24,933 $25,272 $3,700 $351.9 $348.8 $350.7 $354.4 $350.3 1Q13 2Q13 3Q13 4Q13 1Q14 Net Investment Income

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 15 v v Interest $45 Holdco Exp & Other $14 Debt Repayment / Financing Costs $73 Common Stock Dividends $24 Securities Repurchases $253 2013 Capital Deployment $409mm Capital Targets & Excess Capital Deployment CNO 2013 1Q14 2014 Outlook RBC 410% 427% ~ 400% Liquidity $309mm $306mm ~ $430mm Leverage* 16.9% 17.6% ~16% Investment-grade ratings dialed-in while maintaining our tactical approach to deployment… Key Capital Ratios Q1 Capital Deployment * A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure.  $41mm of stock repurchases, expect to be at the high end of the $225 to $300mm range  100% increase to quarterly dividend, paid $13mm in 1Q  RBC strength on retained statutory earnings  Leverage increase reflects CLIC loss on sale estimate  Current credit agreement requires a portion of CLIC sale proceeds be used for debt retirement

ROE Development

CNO

Notable Items

- Trailing 4 quarter basis dampens the impact of recent OCB transactions
- When excluding OCB transactions, average equity is up nearly $170mm year-over-year
- The sale of CLIC, life recapture and conservative reinvestment returns on proceeds yields run-rate ROE improvement of 45-50 basis points
- Management remains focused on both growth and quality of ROE

Normalized Operating ROE*



8.3%
8.6%
8.5%
8.2%
8.3%
1Q13
2Q13
3Q13
4Q13
1Q14

Operating ROE*:	6.3%	6.8%	8.4%	8.7%	9.0%

* A non-GAAP measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure

CNO Financial Group | 1Q2014 Earnings | April 28, 2014

16

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 17 CNO Moving Forward  Focused on Sustainable, Profitable Growth – Investments in distribution productivity and growth yielding top-tier industry growth rates  Improving Operational Efficiencies and Effectiveness – Investments in back-office to streamline operations and effectively support growth  Financial Strength – Focus on core business and reshaping in-force driving a higher quality ROE  Tactical Deployment of Excess Capital – Balanced capital deployment producing investment grade financial ratios while returning capital to shareholders CNO to Host Investor Day in NYC on June 26, 2014

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 18 Questions and Answers

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 19 Appendix

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 20 1Q14 Holding Company Liquidity CNO ($ millions) 1Q14 Cash and Investments Balance - Beginning $309.0 Sources Net Dividends from Insurance Subsidiaries 40.0 Dividends from Non-insurance Subsidiaries 5.0 Interest/Earnings on Corporate Investments 4.7 Surplus Debenture Interest 12.0 Service and Investment Fees, Net 6.9 Total Sources 68.6 Uses Interest 5.2 Share Repurchases 33.0 Debt Payments 12.5 Common Stock Dividend 13.3 Holding Company Expenses and Other 10.8 Total Uses 74.8 Non-cash changes in investment balances 3.3 Unrestricted Cash and Investments Balance - 03/31/2014 $306.1

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 21 $46.9 $79.3 $60.5 3.5 $275.0 $46.9 $79.3 $64.0 $4.2 $378.1 2014 2015 2016 2017 2018 2019 2020 Term Loan Senior Unsecured Debentures Senior Secured Notes Debt Maturity Profile ($ millions) $378.1 $275.0 CNO

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 22 Holding Company Investments at 3/31/14 CNO ($ millions) Cash & Money Market / Fixed Income $150.5 Equities $103.0 Portfolio strategy prioritizes consistent returns that utilize non-life tax benefits Cash & Money Market Fixed Income Equities Alternatives 1Q14 0.08% 1.75% 1.72% 0.24% Investment Allocation Investment Performance Alternatives $52.7

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 23 Returning Capital to our Shareholders CNO  Since initiating the share buyback program, repurchased equivalent of 92 million shares, leading to a 30%* reduction in weighted average diluted shares outstanding  Cumulative investment of $886mm in stock and convertible repurchases for an effective average price of $9.61 per share  Paid $52mm in dividends since initiating dividend program Total Securities Repurchases by Quarter * Calculated using 92 million shares as a percentage of 1Q11 weighted average diluted shares outstanding Common Stock Dividends $ - $13.9 $24.3 $13.3 Highlights ($ in millions) $69.8 $180.3 $118.4 $41.0 $342.0 $134.2 2011 2012 2013 1Q14 Share Repurchases Convertible Repurchases $69.8 $522.3 $252.6 $41.0 WA Diluted Shares Outstanding 307.5mm 226.1mm

OCB Solutions For $4bn in Run-Off Reserves

OCB – Ceded & Being Sold

- $550mm of statutory LTC reserves reinsured to Beechwood Re - reported in 4Q 2013 results
- Sale of CLIC to Wilton Re encompassing $3.4bn of interest-sensitive, traditional life and annuity reserves

Business Retained by CNO

- Approximately $788mm of annuities and deposits, $166mm of interest-sensitive life reserves and a small amount of A&H business
- Upon closing, CNO will no longer report on OCB as a segment and will embed the remaining business into other reporting segments

12/31/13 OCB Net Statutory Reserves

($ millions)



Retained By CNO
Traditional Life $424
Annuities & Deposits $705**
LTC $525*
Interest-Sensitive Life $2,232
Annuities & Deposits $788
Other Health $7
Interest-Sensitive Life $166
Ceded & Being Sold

* Excludes approximately $25mm of LTC reserves previously reinsured and transferred under the reinsurance agreement

** Includes $450mm of FHLB liabilities

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 24

Sale of CLIC Subsidiary – Transaction Detail

Sale & Transition Services Agreement


CNO Financial
Wilton Re
Washington National Insurance Company (WNIC)
Conseco Life Insurance Company (CLIC)

Bankers Life Recapture & 40|86 Advisory Agreement


40|86 Advisors
Wilton Re
Bankers Life and Casualty Company

Sale & Transition

- Intercompany transactions to move A&H business out of CLIC to WNIC, increasing CLIC capital by $36mm
- Wilton Re purchases CLIC legal entity and pays CNO approximately $240mm* for value of in-force and capital & surplus
- Wilton Re and CNO enter into a transition services agreement

Recapture & Advisory Agreement

- Bankers Life recaptures traditional life block previously reinsured to Wilton Re for $28mm
- 40|86 enters into an investment advisory agreement with Wilton Re on certain invested assets

* Assumed purchase price based on capital and surplus of CLIC as of 12-31-2013 and adjusted for $36 million intercompany ceding commission paid to CLIC prior to closing. The proceeds will be further adjusted to reflect CLIC's actual statutory capital and surplus at the time of closing.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 25

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 26 Capital $1 Non-Life $905 Life $300 Loss Carryforwards Valuation Allowance Leveraging Considerable Tax Assets CNO ($ millions) 1Q 2014 Loss Carryforwards $1,206 $297 2014 Outlook and Value v  Annual cash flows are expected to be reduced by $50 million in 2016 as life NOL’s are fully utilized  Estimated economic value of ~$600 million @ 10% discount rate  Expect modest future valuation allowance releases as taxable income stabilizes Non-Life

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 27 The table below summarizes the financial impact of the significant item on our 1Q2013 net operating income. Management believes that identifying the impact of this item enhances the understanding of our operating results (dollars in millions). Net Operating Income: Bankers Life $ 62.1 $ 9.2 (1) $ 71.3 Washington National 34.0 Colonial Penn (5.4) Other CNO Business (7.3) EBIT from business segments continuing after the CLIC sale 83.4 Corporate Operations, excluding corporate interest expense 3.0 EBIT from operations continuing after the CLIC sale 86.4 Corporate interest expense (15.1) Operating earnings before tax 71.3 Tax expense on operating income 25.7 Net operating income * $ 45.6 $ 6.0 $ 51.6 N t op rating income per diluted share* $ 0.2 $ 0.03 $ 0.22 28.9 9.2 95.6 - (15.1) (1) Pre-tax earnings in the Bankers Life segment included charges of $9.2 million related to an out-of-period adjustment related to the long-term care block. 9.2 80.5 3.2 - (7.3) 9.2 92.6 - 3.0 - 34.0 - (5.4) Three months ended March 31, 2013 Actual results Significant items Excluding significant items 1Q13 Significant Items CNO * A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure.

2Q13 Significant Items

CNO

The table below summarizes the financial impact of the significant items on our 2Q2013 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended June 30, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 79.1	$ (2.5) (1)	$ 76.6
Washington National	35.8	(1.5) (2)	34.3
Colonial Penn	1.2	-	1.2
Other CNO Business	(7.2)	-	(7.2)
EBIT from business segments continuing after the CLIC sale	108.9	(4.0)	104.9
Corporate Operations, excluding corporate interest expense	2.4	(6.0) (3)	(3.6)
EBIT from operations continuing after the CLIC sale	111.3	(10.0)	101.3
Corporate interest expense	(13.1)	-	(13.1)
Operating earnings before tax	98.2	(10.0)	88.2
Tax expense on operating income	34.3	(3.5)	30.8
Net operating income *	$ 63.9	$ (6.5)	$ 57.4

(1) Pre-tax earnings in the Bankers Life segment included: (i) approximately $6.5mm of favorable reserve developments in the Medicare supplement block; partially offset by (ii) refinements to the methodologies used to calculate health product reserves (primarily long-term care) of approximately $4.0mm.

(2) Pre-tax earnings in the Washington National segment included approximately $1.5mm of favorable reserve developments in the Medicare supplement block.

(3) Pre-tax earnings in the Corporate segment included a reduction in expenses of $6mm related to the impact of higher interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

* A non-GAAP measure. See page 32 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014

28

3Q13 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2013 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 86.3	$ (5.7) (1)	$ 80.6
Washington National	33.0	-	33.0
Colonial Penn	(4.2)	-	(4.2)
Other CNO Business	(5.7)	-	(5.7)
EBIT from business segments continuing after the CLIC sale	109.4	(5.7)	103.7
Corporate Operations, excluding corporate interest expense	9.4	(9.8) (2)	(0.4)
EBIT from operations continuing after the CLIC sale	118.8	(15.5)	103.3
Corporate interest expense	(11.7)	-	(11.7)
Operating earnings before tax	107.1	(15.5)	91.6
Tax expense on operating income	34.4	(5.6)	28.8
Net operating income *	$ 72.7	$ (9.9)	$ 62.8

(1) Pre-tax earnings in the Bankers Life segment included $5.7 million of favorable reserve developments in the Medicare supplement block.

(2) Pre-tax earnings in the Corporate segment included a $9.8 million reduction in net expenses related to the impact of higher interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

* A non-GAAP measure. See page 32 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014

29

4Q13 Significant Items

CNO

The table below summarizes the financial impact of the significant item on our 4Q2013 net operating income. Management believes that identifying the impact of this items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 83.0	$ (3.2) (1)	$ 79.8
Washington National	37.8	-	37.8
Colonial Penn	(4.1)	-	(4.1)
Other CNO Business	(7.4)	-	(7.4)
EBIT from business segments continuing after the CLIC sale	109.3	(3.2)	106.1
Corporate Operations, excluding corporate interest expense	3.8	-	3.8
EBIT from operations continuing after the CLIC sale	113.1	(3.2)	109.9
Corporate interest expense	(11.4)	-	(11.4)
Operating earnings before tax	101.7	(3.2)	98.5
Tax expense on operating income	35.5	(1.2)	34.3
Net operating income *	$ 66.2	$ (2.0)	$ 64.2

(1) Pre-tax earnings in the Bankers Life segment included: (i) $5.8 million of favorable reserve developments in the Medicare supplement block; net of (ii) $2.6 million of net unfavorable adjustments primarily related to reserves established for remediation efforts.

* A non-GAAP measure. See page 32 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 30

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 31 The table below summarizes the financial impact of the significant item on our 1Q2014 net operating income. Management believes that identifying the impact of this item enhances the understanding of our operating results (dollars in millions). Net Operating Income: Bankers Life $ 84.2 $ - $ 84.2 Washington National Colonial Penn EBIT from business segments continuing after the CLIC sale Corporate Operations, excluding corporate interest expense (1) EBIT from operations continuing after the CLIC sale Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 59.9 $ 1.9 $ 61.8 Net operating income per diluted share* $ 0.27 $ 0.01 $ 0.28 (1) Pre-tax earnings in the Corporate segment reflected higher expenses of $3 million primarily related to accrual adjustments for incentive compensation. 92.0 3.0 95.0 32.1 1.1 (6.0) 3.0 (3.0) 33.2 103.1 3.0 106.1 (11.1) - (11.1) (6.2) - (6.2) 109.1 - 109.1 31.1 - 31.1 Three months ended March 31, 2014 Actual results Significant items Excluding significant items 1Q14 Significant Items CNO * A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure.

Quarterly Earnings

CNO

($ millions)

	1Q13	2Q13	3Q13	4Q13	1Q14
Bankers Life	$ 62.1	$ 79.1	$ 86.3	$ 83.0	$ 84.2
Washington National	34.0	35.8	33.0	37.8	31.1
Colonial Penn	(5.4)	1.2	(4.2)	(4.1)	(6.2)
Other CNO Business	(7.3)	(7.2)	(5.7)	(7.4)	-
EBIT from business segments continuing after the CLIC sale	83.4	108.9	109.4	109.3	109.1
Corporate operations, excluding interest expense	3.0	2.4	9.4	3.8	(6.0)
EBIT* from operations continuing after the CLIC sale	86.4	111.3	118.8	113.1	103.1
Corporate interest expense	(15.1)	(13.1)	(11.7)	(11.4)	(11.1)
Operating earnings before taxes	71.3	98.2	107.1	101.7	92.0
Tax expense on period income	25.7	34.3	34.4	35.5	32.1
Net operating income	45.6	63.9	72.7	66.2	59.9
Earnings of CLIC being sold, net of taxes	5.5	4.8	5.5	9.7	6.7
Loss on operations of CLIC being sold, including impact of taxes	-	-	-	-	(298.0)
Loss on reinsurance transaction, including impact of taxes	-	-	-	(63.3)	-
Net realized investment gains (losses), net of taxes	8.0	0.8	(1.1)	9.1	13.6
Fair value changes in embedded derivative liabilities, net of taxes	1.3	12.1	2.2	7.4	(7.2)
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, net of taxes	(1.8)	(2.7)	(3.0)	(2.4)	(3.0)
Loss on extinguishment of debt, net of taxes	(57.2)	(6.8)	-	-	-
Net income (loss) before valuation allowance for deferred tax assets and other tax items	1.4	72.1	76.3	26.7	(228.0)
Valuation allowance for deferred tax assets and other tax items	10.5	5.0	206.7	79.3	-
Net income (loss)	$ 11.9	$ 77.1	$ 283.0	$ 106.0	$ (228.0)

*Management believes that an analysis of earnings before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, loss on reinsurance transaction, net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, corporate interest expense, loss on extinguishment of debt and taxes ("EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) the loss on the operations of CLIC being sold, (2) the earnings of CLIC being sold; (3) loss on reinsurance transaction; (4) net realized investment gains (losses); (5) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (6) equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests; (7) corporate interest expense; and (8) loss on extinguishment of debt. The table above provides a reconciliation of EBIT to net income.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014

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CNO Financial Group | 1Q2014 Earnings | April 28, 2014 33 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, loss on reinsurance transaction, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and changes in our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

	1Q13	2Q13	3Q13	4Q13	1Q14
Net income applicable to common stock	$ 11.9	$ 77.1	$ 283.0	$ 106.0	$ (228.0)
Earnings of CLIC being sold (net of taxes)	(5.5)	(4.8)	(5.5)	(9.7)	(6.7)
Loss of operations of CLIC being sold (including impact of taxes)	-	-	-	-	298.0
Loss of reinsurance transaction (net of taxes)	-	-	-	63.3	-
Net realized investment (gains) losses, net of related amortization and taxes	(8.0)	(0.8)	1.1	(9.1)	(13.6)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	(1.3)	(12.1)	(2.2)	(7.4)	7.2
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests	1.8	2.7	3.0	2.4	3.0
Valuation allowance for deferred tax assets and other tax items	(10.5)	(5.0)	(206.7)	(79.3)	-
Loss on extinguishment of debt (net of taxes)	57.2	6.8	-	-	-
Net operating income (a non-GAAP financial measure)	$ 45.6	$ 63.9	$ 72.7	$ 66.2	$ 59.9
Per diluted share:					
Net income (loss)	$ 0.05	$ 0.34	$ 1.23	$ 0.47	$ (1.03)
Earnings of CLIC being sold (net of taxes)	(0.02)	(0.02)	(0.02)	(0.04)	(0.03)
Loss of operations of CLIC being sold (including impact of taxes)	-	-	-	-	1.35
Loss of reinsurance transaction (net of taxes)	-	-	-	0.28	-
Net realized investment (gains) losses, net of related amortization and taxes	(0.04)	(0.01)	0.01	(0.04)	(0.06)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	(0.01)	(0.05)	(0.01)	(0.04)	0.03
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests	0.01	0.01	0.01	0.01	0.01
Valuation allowance for deferred tax assets and other tax items	(0.04)	(0.02)	(0.90)	(0.35)	-
Loss on extinguishment of debt (net of taxes)	0.24	0.03	-	-	-
Net operating income (a non-GAAP financial measure)	$ 0.19	$ 0.28	$ 0.32	$ 0.29	$ 0.27

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 34

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 35 1Q13 2Q13 3Q13 4Q13 1Q14 (a) Operating income 45.6$ 63.9$ 72.7$ 66.2$ 59.9$ Add: interest expense on 7.0% Convertible Senior Debentures due 2016, net of income taxes 1.2 0.4 - - - Total adjusted operating income 46.8$ 64.3$ 72.7$ 66.2$ 59.9$ Weighted average shares outstanding for basic earnings per share 222,081 220,498 222,876 221,056 220,307 Effect of dilutive securities on weighted average shares: 7% Debentures 16,590 5,692 839 - - Stock options, restricted stock and performance units 2,829 2,412 2,858 3,005 - Warrants 1,967 2,291 2,774 3,040 - Weighted average shares outstanding for diluted earnings per share 243,467 230,893 229,347 227,101 220,307 Operating earnings per diluted share 0.19$ 0.28$ 0.32$ 0.29$ 0.27$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures (a) Equivalent common shares of 5,803.0 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q14.

Information Related to Certain Non-GAAP Financial Measures

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. The dilution from convertible securities is calculated assuming the securities were converted on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	1Q13	2Q13	3Q13	4Q13	1Q14
Total shareholders' equity	$ 5,028.6	$ 4,581.4	$ 4,786.6	$ 4,955.2	$ 4,710.2
Shares outstanding for the period	223,502,106	219,378,666	222,007,214	220,323,823	219,266,947
Book value per share	$ 22.50	$ 20.88	$ 21.56	$ 22.49	$ 21.48
Total shareholders' equity	$ 5,028.6	$ 4,581.4	$ 4,786.6	$ 4,955.2	$ 4,710.2
Less accumulated other comprehensive income	(1,170.7)	(698.1)	(634.0)	(731.8)	(766.2)
Add carrying value of convertible debentures	32.7	28.4	-	-	-
Adjusted shareholders' equity excluding AOCI	$ 3,890.6	$ 3,911.7	$ 4,152.6	$ 4,223.4	$ 3,944.0
Shares outstanding for the period	223,502,106	219,378,666	222,007,214	220,323,823	219,266,947
Dilutive common stock equivalents related to:					
Convertible debentures	6,197,661	5,383,774	-	-	-
Warrants, stock options, restricted stock and performance units	5,165,321	5,165,919	5,686,148	6,543,950	5,839,726
Diluted shares outstanding	234,865,088	229,928,359	227,693,362	226,867,773	225,106,673
Book value per diluted share (a non-GAAP financial measure)	$ 16.57	$ 17.01	$ 18.24	$ 18.62	$ 17.52

CNO Financial Group | 1Q2014 Earnings | April 28, 2014

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CNO Financial Group | 1Q2014 Earnings | April 28, 2014 37 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, loss on reinsurance transaction, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and changes in our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 38 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 1Q13 2Q13 3Q13 4Q13 1Q14 Operating income 189.5$ 203.0$ 254.6$ 270.0$ 280.2$ Operating income, excluding significant items 250.1$ 259.4$ 256.8$ 254.4$ 260.5$ Net Income 173.8$ 185.2$ 473.2$ 478.0$ 238.1$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,018.9$ 3,004.3$ 3,026.9$ 3,092.4$ 3,126.8$ Average common shareholders' equity 4,966.1$ 4,970.3$ 4,896.4$ 4,849.7$ 4,798.2$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 6.3% 6.8% 8.4% 8.7% 9.0% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.3% 8.6% 8.5% 8.2% 8.3% Return on equity 3.5% 3.7% 9.7% 9.9% 5.0% Trailing twelve months ended (Continued on next page)

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 39 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Operating Operating earnings, earnings, excluding Net excluding significant income - Operating Significant significant items - trailing Net trailing earnings items (a) items four quarters income four quarters 4Q11 51.0$ (2.5)$ 48.5$ -$ 64.0$ -$ 1Q12 40.6 10.4 51.0 - 59.1 - 2Q12 54.2 (2.3) 51.9 - 65.7 - 3Q12 25.6 44.3 69.9 221.3 (5.0) 184.2 4Q12 60.0 12.6 72.6 245.4 101.2 221.0 1Q13 49.7 6.0 55.7 250.1 11.9 173.8 2Q13 67.7 (6.5) 61.2 259.4 77.1 185.2 3Q13 77.2 (9.9) 67.3 256.8 283.0 473.2 4Q13 75.4 (5.2) 70.2 254.4 106.0 478.0 1Q14 59.9 1.9 61.8 260.5 (228.0) 238.1 (a) The significant items have been discussed in prior press releases. (Continued on next page)

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 40 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): 1Q13 2Q13 3Q13 4Q13 1Q14 Pretax operating earnings (a non-GAAP financial measure) 297.9$ 315.1$ 393.8$ 411.6$ 426.0$ Income tax (expense) benefit (108.4) (112.1) (139.2) (141.6) (145.8) Operating return 189.5 203.0 254.6 270.0 280.2 Earnings of CLIC being sold, net of taxes - - - - 6.7 Loss on operations of CLIC being sold, inculding impact of taxes - - - - (298.0) Loss on reinsurance transaction (net of taxes) - - - (63.3) (63.3) Net realized investment gains, net of related amortization and taxes 43.7 26.8 21.9 20.7 24.9 Fair value changes in embedded derivative liabilities, net of related amortization and taxes (5.0) 14.0 18.2 23.0 14.5 Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests (net of taxes) (1.8) (4.5) (7.5) (9.9) (11.1) Loss on extinguishment of debt (net of taxes) (234.6) (241.1) (64.7) (64.0) (6.8) Valuation allowance for deferred tax assets and other tax items 182.0 187.0 250.7 301.5 291.0 Net income 173.8$ 185.2$ 473.2$ 478.0$ 238.1$ Twelve months ended (Continued on next page)

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 41 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q12 2Q12 3Q12 4Q12 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,057.1$ 3,129.9$ 2,938.8$ 2,976.9$ Net operating loss carryforwards 817.9 772.4 893.0 875.0 Accumulated other comprehensive income 808.0 990.8 1,234.4 1,197.4 Common shareholders' equity 4,683.0$ 4,893.1$ 5,066.2$ 5,049.3$ 1Q13 2Q13 3Q13 4Q13 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,002.9$ 3,067.6$ 3,181.9$ 3,258.1$ Net operating loss carryforwards 855.0 815.7 970.7 965.3 Accumulated other comprehensive income 1,170.7 698.1 634.0 731.8 Common shareholders' equity 5,028.6$ 4,581.4$ 4,786.6$ 4,955.2$ 1Q14 Consolidated capital, excluding accumulated other comprehensive inco e (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,996.0$ Net operating loss carryforwards 948.0 Accumulated other comprehensive income 766.2 Common shareholders' equity 4,710.2$

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 42 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q13 2Q13 3Q13 4Q13 1Q14 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,018.9$ 3,004.3$ 3,026.9$ 3,092.4$ 3,126.8$ Net operating loss carryforwards 844.2 854.3 869.4 890.4 913.3 Accumulated other comprehensive income 1,103.0 1,111.7 1,000.1 866.9 758.1 Common shareholders' equity 4,966.1$ 4,970.3$ 4,896.4$ 4,849.7$ 4,798.2$ Trailing Four Quarter Average

CNO Financial Group | 1Q2014 Earnings | April 28, 2014 43 Information Related to Certain Non-GAAP Financial Measures 1Q13 2Q13 3Q13 4Q13 1Q14 Corporate notes payable 934.2$ 905.7$ 868.6$ 856.4$ 844.1$ Total shareholders' equity 5,028.6 4,581.4 4,786.6 4,955.2 4,710.2 Total capital 5,962.8$ 5,487.1$ 5,655.2$ 5,811.6$ 5,554.3$ orporat debt to capital 15.7% 16.5% 15.4% 14.7% 15.2% Corporate notes payable 934.2$ 905.7$ 868.6$ 856.4$ 844.1$ Total shareholders' equity 5,028.6 4,581.4 4,786.6 4,955.2 4,710.2 Less accumulated other comprehensive income (1,170.7) (698.1) (634.0) (731.8) (766.2) Total capital 4,792.1$ 4,789.0$ 5,021.2$ 5,079.8$ 4,788.1$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 19.5% 18.9% 17.3% 16.9% 17.6% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):